Exhibit 99.2

4th QUARTER FISCAL 2022 Earnings Conference Call Heyward Donigan Chief Executive Officer Matt Schroeder Chief Financial Officer 4/14/2022

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2023 ; the continued impact of the pandemic on the Company’s business ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the the COVID - 19 global pandemic, and the emerging new variants, including government actions and restrictive measures implemented in response, and other impacts to the business, or on the Company’s ability to execute business continuity plans, as a result of the COVID - 19 pandemic ; the impact of COVID - 19 on the Company’s workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of the Company’s customers, suppliers and business partners ; the Company’s ability to successfully implement the Company’s store closure program and other strategies ; the impact of the Company’s high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and the Company’s ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements ; outcome of pending or new litigation including related to Opioids, “usual and customary” pricing or other matters ; the Company’s ability to monetize the CMS receivable created in the Company’s Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), as well as other factors that impact the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; the Company’s ability to manage expenses and its investments in working capital ; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs ; the Company’s ability to achieve cost savings and other benefits of its organizational restructuring within its anticipated timeframe, if at all ; the outcome of the Company’s continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures ; and the Company’s ability to partner and have relationships with health plans and health systems . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of the Company’s most recent Annual Report on Form 10 - K and in other documents that it files or furnishes with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect the Company’s results and operations, including its ability to achieve its outlook for fiscal 2023 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID - 19 and emerging new variants, and how quickly and to what extent normal economic and operating conditions can resume . As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise . 2

Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs, the gains or losses on Bartell acquisition, and change in estimate related to manufacturer rebate receivables . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, change in estimate related to manufacturer rebate receivables, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, severance, restructuring - related costs, costs related to facility closures, gain or loss on sale of assets, and the gain or loss on Bartell acquisition) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . 3

4 FY2022 FINANCIAL REVIEW

FY2022 at a Glance $525M • Increase in total revenues yoy 16% • Growth in Adjusted EBITDA yoy 12% • Growth in pharmacy sales 5 14.3M 3.6M $212M • E nded the year with over $1.9B in liquidity • Received an upgrade to our corporate credit rating by both Moody’s and Standard and Poor’s • No debt maturing until July 2025 • COVID - 19 vaccines • PCR tests • Reduction in net debt

Q4 FY2022 at a Glance • 2.5% Increase in total revenues • $106M Adjusted EBITDA* • 157% Growth in Adjusted EBITDA* • 8.7% Increase in number of prescriptions filled (adjusted to 30 - day equivalents) • 3.2% Increase FE same store sales (excluding tobacco) 6 *Adjusted EBITDA reconciliation located in the Appendix

Key Fourth Quarter FY2022 Highlights 7 Retail Pharmacy: • 7.8 % total growth in retail revenues • $102.4M Adjusted EBITDA • Same store sales increased 8.3% • Acute prescription count increased 9% on a same store basis when excluding COVID - 19 vaccinations • Maintenance prescription count increased 1.0% on a same store basis • Leverage ratio of 5.4x Elixir: • 2023 selling season is off to a strong start ▪ 35K lives won ▪ 150K lives in the finalist stage ▪ Sales pipeline of ~1M lives and growing

8 FY2023 GUIDANCE

9 FY2023 Guidance • $23.1B - $23.5B Total revenues • $460M – $500M Adjusted EBITDA • ($210M) – ($167M) Net loss • ($1.06) – ($0.53) Diluted adjusted net loss per share • ~$250M Capital expenditures

10 10 FY2023 Key Takeaways • $320M - $350M Adjusted EBITDA retail pharmacy • $140M - $150M Adjusted EBITDA Elixir • $145M Retail pharmacy SG&A savings ▪ 145 store closures will drive an incremental EBITDA contribution of $60M in FY 23 ▪ Corporate admin efficiencies will drive a $40M benefit • $25M Elixir SG&A reduction • $60M Working capital benefit • C ontinued growth in comp sales and script growth in our core business after excluding the impact of COVID • L oyalty card program changes and owned brand penetration initiatives to drive an incremental $30M in gross profit dollars

11 APPENDIX

12 Q4 Fiscal 2022 Summary ($ in millions, except per share amounts) 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27 , 2021 Revenues $ 6,065.4 $ 5,916.9 Net loss per Diluted Share $ (7.18) $ (0.34) Adjusted net loss per Diluted Share $ (1.63) $ ( 0 .78) Adjusted EBITDA $ 106.1 1.75% $ 41.3 0.70% Note: Data on this slide and throughout the presentation is on a continuing operations basis . Net loss $ (389.1) $ (18.5)

13 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27, 2021 Net loss $ (389,062) $ (18,495) Adjustments: • Interest expense 46,094 49,999 • Income tax benefit (6,695) (12,623) • Depreciation and amortization 72,995 77,568 • LIFO charge ( credit) 414 (21,389) • Facility exit and impairment charges 112,551 35,669 • Goodwill and intangible asset impairment charges 229,000 - • Merger and Acquisition - related costs 678 9,413 • Stock - based compensation expense 4,230 4,326 • Restructuring - related costs 9,948 13,456 • Inventory write - downs related to store closings 3,942 1,113 • Loss (gain) on sale of assets, net 5,584 (51,827) • Gain on Bartell acquisition - (47,705) • Change in estimate related to manufacturer rebate receivables 15,068 - • Other 1,328 1,760 Adjusted EBITDA $ 106,075 $ 41,265 Percent of revenues 1.75% 0.70% Q4 - Fiscal 2022 Reconciliation of Net Loss to Adjusted EBITDA ($ in thousands)

14 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27, 2021 Net loss $ (389,062) $ (18 ,495) Add back - Income tax benefit (6,695) (12,623) Loss before income taxes $ (395,757) $ (31,118) Adjustments: Amortization expense 18,854 20,669 LIFO charge (credit) 414 (21,389) Goodwill and intangible asset impairment charges 229,000 - Merger and Acquisition - related costs 678 9,413 Restructuring - related costs 9,948 13,456 Gain on Bartell acquisition - (47,705) Change in estimate related to manufacturer rebate receivables 15,068 - Adjusted loss before income taxes $ ( 121 ,795) $ (56,674) Adjusted income tax benefit (33,238) (14,905) Adjusted net loss $ (88,557) $ (41,769) Net loss per diluted share $ (7.18) $ (0.34) Adjusted net loss per diluted share $ (1 .63) $ (0.78) Q4 - Fiscal 2022 Reconciliation of Net Loss to Adjusted Net Loss ($ in thousands, except per share amounts)

15 Revenues $ 4,433.4 $ 4,114.5 Adjusted EBITDA Gross Profit (1) $ 1,185.1 26.73% $ 1,009.0 24.52% Adjusted EBITDA SG&A (1) $ 1,082 .7 24.42% $ 1,003.0 24.38% Adjusted EBITDA $ 102.4 2.31% $ 6.0 0.15% Q4 - Fiscal 2022 Summary – Retail Pharmacy Segment ($ in millions) (1) Refer to slides 16 and 17 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27, 2021

16 Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment ($ in millions) 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27, 2021 Revenues $ 4,433.4 $ 4,114.5 Gross Profit 1,178.5 1,032.6 Addback: LIFO charge (credit) 0.4 (21.4) Depreciation and amortization (COGS portion only) 3.3 2.0 Restructuring - related costs – SKU optimization charges - (4.8) Other 2.9 0.6 Adjusted EBITDA Gross Profit $ 1,185.1 $ 1,009.0 Adjusted EBITDA Gross Profit as a percent of revenues 26.73% 24.52%

17 Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment ($ in millions) 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27 , 2021 Revenues $ 4,433.4 $ 4,114.5 Selling, general and administrative expenses 1,151.4 1,093.1 Less: Depreciation and amortization (SG&A portion only) 57.3 61.9 Stock - based compensation expense 4.0 3.8 Merger and Acquisition - related costs 0.7 9.4 Restructuring - related costs 4 .3 12.6 Other 2.4 2.4 Adjusted EBITDA SG&A $ 1,082.7 $ 1,003.0 Adjusted EBITDA SG&A as a percent of revenues 24.42% 24.38%

Revenues $ 1,693.8 $ 1,870.1 Cost of Revenues 1,631.0 1,760.2 Gross Profit 62 .8 109.9 Selling, General and Administrative Expenses (92.4) (94.5) Addback: Change in estimate related to manufacturer rebate receivables 15.1 - Depreciation and Amortization 12.3 13.8 Restructuring - related costs 5.7 5.6 Other 0.2 0.4 Adjusted EBITDA - Pharmacy Services Segment $ 3.7 $ 35.2 13 Weeks Ended February 26, 2022 13 Weeks Ended February 27, 2021 18 Pharmacy Services Segment Results ($ in millions)

19 Comparable Store Sales Growth - 0.9% 11.2% 7.1% 7.9% 8.7% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 SCRIPT COUNT (1) Q4 2021 Q1 2022 Q2 2022 2.0% 8.2% 5.0% 5.9% 10.7% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 RX SALES - 5.6% - 12% - 2.8% 0.4% 2.7% - 5.0% - 11.5% - 2.4% 1.0% 3.2% Q3 2022 FY2021 FY2022 Excluding cigarette and tobacco products (1) Script count growth shown on a 30 - day equivalent basis. FRONT END SALES Q4 2022

Capitalization Table 20 ($ in thousands) February 26, 2022 February 27, 2021 Secured Debt: Senior secured revolving credit facility due December 2023 -$ 835,897$ FILO Term Loan due December 2023 - 447,770 Senior secured revolving credit facility due August 2026 690,990 - FILO Term Loan due August 2026 347,656 - 1,038,646 1,283,667 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 593,176 591,124 8.0% senior secured notes due November 2026 835,521 832,441 1,428,697 1,423,565 Guaranteed Unsecured Debt: 6.125% senior notes due April 2023 - 90,360 - 90,360 Unguaranteed Unsecured Debt: 7.7% notes due February 2027 236,744 236,610 6.875% fixed-rate senior notes due December 2028 28,899 28,885 265,643 265,495 Lease financing obligations 20,374 23,120 Total debt 2,753,360 3,086,207 Current maturities of long-term debt and lease financing obligations (5,544) (6,409) Long-term debt and lease financing obligations, less current maturities 2,747,816$ 3,079,798$ Total debt, gross 2,795,679$ 3,130,233$ Less: Unamortized debt issuance costs (42,319) (44,026) Total Debt per balance sheet: 2,753,360$ 3,086,207$

21 Leverage Ratio ($ in thousands) Total Debt: $ 2,753,360 Less: Cash and cash equivalents (39,721) Net Debt $ 2,713,639 LTM Adjusted EBITDA: Retail Pharmacy Segment 392,633 Pharmacy Services Segment 113,272 LTM Adjusted EBITDA $ 505,905 Leverage Ratio 5.36 February 26, 2022

22 FY 2023 Guidance ($ in thousands) Total Revenues $ 23,100,000 $ 23,500,000 Pharmacy Services Segment Revenues $ 5,450,000 $ 5,550,000 Gross Capital Expenditures $ 250,000 $ 250,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (210,000) $ (167,000) Adjustments: Interest expense 200,000 200,000 Income tax benefit (15,000) (18,000) Depreciation and amortization 300,000 300,000 LIFO charge 15,000 15,000 Facility exit and impairment charges 98,000 98,000 Restructuring - related costs 59,000 59,000 Gain on sale of assets, net (15,000) (15,000) Other 28,000 28,000 Adjusted EBITDA $ 460,000 $ 500,000 Guidance Range Low High

23 FY 2023 Guidance (cont.) ($ in thousands) Guidance Range Low High Net loss $ (210,000) $ (167,000) Add back - income tax benefit (15,000) (18,000) Loss before income taxes (225,000) (185,000) Adjustments: Amortization expense 71,000 71,000 LIFO charge 15,000 15,000 Restructuring - related costs 59,000 59,000 Adjusted loss before adjusted income taxes (80,000) (40,000) Adjusted income tax benefit (22,000) (11,000) Adjusted net loss $ (58,000) $ (29,000) Diluted adjusted net loss per share $ (1.06) $ (0.53)